Exhibit 99.1

Press Release

Exar Corporation Announces Third Quarter Fiscal Year 2016 Financial Results

Third Quarter Non-GAAP Operating Profit of $3.5 Million and Non-GAAP EPS of $0.07

Fremont, CA - February 3, 2016 - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal semiconductor components and system solutions serving the industrial, high-end consumer and infrastructure markets, today announced financial results for the Company's third fiscal quarter of 2016, which ended on December 27, 2015.

Richard Leza, Exar’s Chairman and interim President and CEO, commented, “As expected, we delivered solid non-GAAP results within our revenue and EPS expectation ranges. Non-GAAP gross margin improved sequentially as we start to see the benefits of our strategic manufacturing cost-down initiatives and this improvement was augmented by further reductions in operating expenses.” Mr. Leza continued, “Our new focused initiatives have restored confidence in the Exar brand, paving the way for revenue growth and higher levels of profitability. This strategy has resulted in improved engagements with our top customers, incremental and improved design activity, and increased profitability.”

Third Quarter Fiscal Year 2016 Highlights

The following highlights the Company's financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses, and charges, which either occur relatively infrequently or which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

Third Quarter Fiscal Year 2016 Highlights on a Non-GAAP Basis:

●	Quarterly revenues of $37.4 million increased $0.2 million or 1% from the previous quarter's revenue of $37.2 million and decreased $6.9 million or 16% from $44.3 million reported a year ago.
●	Gross margin of 46.1% increased from the 45.6% from the previous quarter and decreased from the 49.6% reported a year ago.
●	Operating expenses of $13.7 million decreased $0.3 million or 2% from the previous quarter’s expenses of $14.1 million and $2.7 million or 16% from the same quarter a year ago.
●	Net income of $3.4 million increased $0.6 million or 23% from the previous quarter’s net income of $2.8 million and decreased $2.0 million or 37% from the third quarter of fiscal year 2015.
●	Diluted earnings per share of $0.07 increased $0.01 per share from the previous quarter and decreased from $0.11 per share in the third quarter of fiscal year 2015.

Third Quarter Fiscal Year 2016 Highlights on a GAAP Basis:

●	Quarterly revenues for the third quarter of fiscal year 2016 were $37.4 million.
●	Gross margin of 39.2% increased from the 38.1% reported in the third quarter of fiscal year 2015 and increased from the 36.4% reported a quarter ago.
●	Operating expenses of $21.5 million decreased $1.9 million from the same quarter a year ago and increased $3.6 million from the previous quarter’s expenses of $17.9 million.
●	Net loss of $7.1 million compared to the previous quarter’s $4.2 million net loss and a $6.6 million net loss a year ago.
●	Loss per share of $0.15 compared with $0.09 a quarter ago and $0.14 a year ago.
●

GAAP results were impacted by charges of (i) $6.4 million related to amortization and impairment of intangibles, (ii) $1.5 million accrual for settlement and legal fees related to patent litigation, (iii) $1.5 million related to ongoing restructuring activities and (iv) $1.0 million related to stock-based compensation.

Fourth Quarter of Fiscal Year 2016 Non-GAAP Guidance

Mr. Leza continued, “While the macroeconomic environment has given the industry mixed signals, we expect the fiscal year 2016 to finish strong. Our fourth quarter guidance reflects our improved focus and better execution.”

For the fourth quarter ending March 27, 2016, the Company expects revenue to be flat to up 5% sequentially, non-GAAP gross margin to be in the range of 47% to 49%, and non-GAAP EPS on a fully diluted basis to increase to the range of $0.08 to $0.10.

Conference Call and Prepared Remarks

Exar is providing a copy of prepared remarks in conjunction with its press release. These remarks are offered to provide stockholders and analysts with additional time and detail for analyzing results in advance of the Company’s quarterly conference call. The remarks will be available at Exar’s Investor webpage in conjunction with the press release.

As previously scheduled, the conference call will begin today, February 3, 2016 at 4:45 p.m. EST (1:45 p.m. PST). To access the conference call, please dial (918) 534-8424 or (844) 359-0802. The passcode for the live call is 19280332. In addition, a live webcast will be available on Exar's Investor webpage.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call's conclusion.

About Exar

Exar Corporation designs, develops and markets high performance integrated circuits and system solutions for the industrial, high-end consumer and infrastructure markets. Exar's broad product portfolio includes analog, display, LED lighting, mixed-signal, power management, connectivity, data management and video processing solutions. Exar has locations worldwide providing real-time customer support.

Forward-Looking Statements Safe Harbor Disclosure

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the statements regarding the impact of new focused initiatives paving the way for revenue growth and higher levels of profitability, and the Company’s financial outlook expectations for the fourth quarter and year ending March 27, 2016, respectively, are forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed herein. For a discussion of these risks and uncertainties, the Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission (SEC) filings, including, but not limited to, the “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 29, 2015, which is on file with the SEC and available on our Investor webpage and on the SEC website at www.sec.gov, and the risks and uncertainties of whether any strategic alternative will be identified by the Board of Directors, whether it will be pursued, whether it will receive Board of Directors and stockholder approval if necessary, whether it will be consummated and, if consummated, whether it will enhance value for all stockholders of Exar. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

There can be no assurance that Exar’s review of strategic alternatives will result in any specific action. Exar does not currently intend to disclose further developments with respect to this process unless and until its Board of Directors approves a specific action or otherwise concludes the review of strategic alternatives.

For more information, visit http://www.exar.com.

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact: Ryan Benton, SVP and CFO

Phone: (510) 668-7201

Email: investorrelations@exar.com

-Tables follow-

FINANCIAL COMPARISON

(In thousands, except per share amounts) (Unaudited)

Non-GAAP Results	THREE MONTHS ENDED						NINE MONTHS ENDED
	DECEMBER 27, 2015		SEPTEMBER 27, 2015		DECEMBER 28, 2014		DECEMBER 27, 2015		DECEMBER 28, 2014
Industrial	$18,339	49%	$17,925	48%	$20,506	46%	$56,839	49%	$59,029	49%
High-End Consumer	13,207	35%	13,163	35%	16,202	37%	39,906	35%	37,896	32%
Infrastructure	5,893	16%	6,154	17%	7,607	17%	18,358	16%	23,339	19%
Net Sales	$37,439	100%	$37,242	100%	$44,315	100%	$115,103	100%	$120,264	100%

Gross Profit	$17,264	46.1%	$16,974	45.6%	$21,971	49.6%	$54,230	47.1%	$57,986	48.2%
Operating Expenses	$13,728	36.7%	$14,072	37.8%	$16,403	37.0%	$42,523	36.9%	$49,240	40.9%
Income from operations	$3,536	9.4%	$2,902	7.8%	$5,568	12.6%	$11,707	10.2%	$8,746	7.3%
Net income	$3,399	9.1%	$2,768	7.4%	$5,415	12.2%	$11,245	9.8%	$8,771	7.3%
Net income per share
Basic	$0.07		$0.06		$0.11		$0.23		$0.19
Diluted	$0.07		$0.06		$0.11		$0.23		$0.18

GAAP Results	THREE MONTHS ENDED						NINE MONTHS ENDED
	DECEMBER 27, 2015		SEPTEMBER 27, 2015		DECEMBER 28, 2014		DECEMBER 27, 2015		DECEMBER 28, 2014
Industrial	$18,339	49%	$15,425	44%	$20,506	46%	$54,339	48%	$59,029	50%
High-End Consumer	13,207	35%	13,163	38%	16,202	37%	39,906	36%	$35,825	30%
Infrastructure	5,893	16%	6,154	18%	7,607	17%	18,358	16%	$23,339	20%
Net Sales	$37,439	100%	$34,742	100%	$44,315	100%	$112,603	100%	$118,193	100%

Gross Profit	$14,692	39.2%	$12,656	36.4%	$16,890	38.1%	$44,785	39.8%	$31,978	27.1%
Operating Expenses	$21,545	57.5%	$17,907	51.5%	$23,425	52.9%	$59,228	52.6%	$72,695	61.5%
Loss from operations	$(6,853)	-18.3%	$(5,251)	-15.1%	$(6,535)	-14.7%	$(14,443)	-12.8%	$(40,717)	-34.4%
Net loss	$(7,137)	-19.1%	$(4,197)	-12.1%	$(6,599)	-14.9%	$(13,844)	-12.3%	$(42,056)	-35.6%
Net loss per share
Basic	$(0.15)		$(0.09)		$(0.14)		$(0.29)		$(0.89)
Diluted	$(0.15)		$(0.09)		$(0.14)		$(0.29)		$(0.89)

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets and inventory step-up, impairment charges, technology licenses, restructuring charges and exit costs which include costs for personnel whose positions have been eliminated as part of a restructuring or are in the process of being eliminated, accruals for and proceeds received from dispute resolutions and patent litigation, merger and acquisition and related integration costs, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, the write-down of deferred revenue under business combination accounting, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results.  Additionally, we disclose below the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its many competitors who employ and disclose similar non-GAAP measures.  However, the manner in which we calculate these non-GAAP financial measures may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Exar’s activities. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information. The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 27,	SEPTEMBER 27,	DECEMBER 28,	DECEMBER 27,	DECEMBER 28,
	2015	2015	2014	2015	2014

Net sales	$29,013	$26,037	$35,919	$84,095	$91,986
Net sales, related party	8,426	8,705	8,396	28,508	26,207
Total net sales	37,439	34,742	44,315	112,603	118,193

Cost of sales:
Cost of sales (1)	16,261	16,447	19,741	48,309	51,841
Cost of sales, related party	4,025	3,906	3,099	12,847	10,408
Amortization of purchased intangible assets and inventory step-up costs	2,461	2,493	2,533	7,422	9,215
Restructuring charges and exit costs	-	740	2,052	740	6,384
Proceeds from legal settlement	-	(1,500)	-	(1,500)	-
Impairment of intangibles	-	-	-	-	8,367
Total cost of sales	22,747	22,086	27,425	67,818	86,215
Gross profit	14,692	12,656	16,890	44,785	31,978
Operating expenses:
Research and development (2)	7,230	7,499	10,035	24,206	28,647
Selling, general and administrative (3)	10,280	9,092	11,793	29,665	33,467
Restructuring charges and exit costs	2,228	1,316	1,418	3,550	4,052
Merger and acquisition costs	-	-	179	-	6,955
Impairment of intangibles	1,807	-	-	1,807	3,917
Net change in fair value of contingent consideration	-	-	-	-	(4,343)
Total operating expenses	21,545	17,907	23,425	59,228	72,695
Loss from operations	(6,853)	(5,251)	(6,535)	(14,443)	(40,717)

Other income and expense, net:
Interest income and other, net	(7)	(19)	53	(40)	520
Interest expense	(69)	(49)	(46)	(170)	(1,026)
Total other income and expense, net	(76)	(68)	7	(210)	(506)

Loss before income taxes	(6,929)	(5,319)	(6,528)	(14,653)	(41,223)
Provision for (benefit from) income taxes	208	(1,122)	71	(809)	870

Net loss before noncontrolling interest	(7,137)	(4,197)	(6,599)	(13,844)	(42,093)

Net income (loss) attributable to noncontrolling interest	-	-	-	-	(37)

Net loss attributable to Exar	$(7,137)	$(4,197)	$(6,599)	$(13,844)	$(42,056)

Net loss per share:
Basic	$(0.15)	$(0.09)	$(0.14)	$(0.29)	$(0.89)
Diluted	$(0.15)	$(0.09)	$(0.14)	$(0.29)	$(0.89)

Shares used in the computation of net loss per share:
Basic	48,386	48,121	47,119	48,146	47,165
Diluted	48,386	48,121	47,119	48,146	47,165

(1) Stock-based compensation included in cost of sales	$104	$85	$496	$276	$983
(2) Stock-based compensation included in R&D	269	205	442	923	2,124
(3) Stock-based compensation included in SG&A	669	1,162	3,284	3,232	7,842

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	DECEMBER 27,	SEPTEMBER 27,	MARCH 29,
	2015	2015	2015
ASSETS

Current assets:
Cash and cash equivalents	$53,449	$53,484	$55,233
Accounts receivable, net	27,079	26,527	27,459
Accounts receivable, related party, net	4,554	5,520	1,663
Inventories	28,659	32,398	30,767
Other current assets	2,018	2,515	3,090
Total current assets	115,759	120,444	118,212

Property, plant and equipment, net	21,567	23,327	26,077
Goodwill	44,871	44,871	44,871
Intangible assets, net	74,119	79,327	86,102
Other non-current assets	778	790	7,838
Total assets	$257,094	$268,759	$283,100

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$13,234	$16,545	$13,526
Accrued compensation and related benefits	4,207	3,601	5,649
Deferred income and allowances on sales to distributors	2,479	2,595	3,362
Deferred income and allowances on sales to distributors, related party	4,141	4,156	6,982
Other current liabilities	12,421	15,306	21,287
Total current liabilities	36,482	42,203	50,806
Long-term lease financing obligations	1,714	4,188	5,069
Other non-current obligations	3,420	3,364	4,393
Total liabilities	41,616	49,755	60,268

Stockholders' equity	215,478	219,004	222,832
Total liabilities and stockholders' equity	$257,094	$268,759	$283,100

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 27,	SEPTEMBER 27,	DECEMBER 28,	DECEMBER 27,	DECEMBER 28,
	2015	2015	2014	2015	2014

GAAP net sales	$37,439	$34,742	$44,315	$112,603	$118,193
Provision for dispute	-	2,500	-	2,500	-
Deferred revenue write-down	-	-	-	-	2,071
Non-GAAP net sales	$37,439	$37,242	$44,315	$115,103	$120,264

GAAP gross profit	$14,692	$12,656	$16,890	$44,785	$31,978
GAAP gross margin	39.2%	36.4%	38.1%	39.8%	27.1%
Provision for dispute	-	2,500	-	2,500	-
Amortization of purchased intangible assets and inventory step-up costs	2,461	2,493	2,533	7,422	9,215
Restructuring charges and other non-GAAP exit costs, net	7	740	2,052	747	6,384
Stock-based compensation	104	85	496	276	983
Proceeds from legal settlement	-	(1,500)	-	(1,500)	-
Deferred revenue write-down and associated costs	-	-	-	-	1,059
Impairment of intangibles	-	-	-	-	8,367
Non-GAAP gross profit	$17,264	$16,974	$21,971	$54,230	$57,986
Non-GAAP gross margin	46.1%	45.6%	49.6%	47.1%	48.2%

GAAP operating expenses	$21,545	$17,907	$23,425	$59,228	$72,695
Restructuring charges and other non-GAAP exit costs, net	2,639	1,316	1,418	5,592	4,052
Stock-based compensation - R&D	269	205	442	923	2,124
Stock-based compensation - SG&A	669	1,162	3,284	3,232	7,842
Amortization of purchased intangible assets	935	908	1,699	2,741	2,908
Accruals for legal settlement and associated costs	1,498	201	-	1,699	-
Merger and acquisition costs	-	43	179	711	6,955
Impairment of intangibles	1,807	-	-	1,807	3,917
Net change in fair value of contingent consideration	-	-	-	-	(4,343)
Non-GAAP operating expenses	$13,728	$14,072	$16,403	$42,523	$49,240

GAAP operating loss	$(6,853)	$(5,251)	$(6,535)	$(14,443)	$(40,717)
Amortization of purchased intangible assets and inventory step-up costs	3,396	3,401	4,232	10,163	12,123
Provision for dispute	-	2,500	-	2,500	-
Restructuring charges and other non-GAAP exit costs, net	2,646	2,056	3,470	6,339	10,436
Stock-based compensation	1,042	1,452	4,222	4,431	10,949
Merger and acquisition costs	-	43	179	711	6,955
Accruals for legal settlement and associated costs	1,498	(1,299)	-	199	-
Deferred revenue write-down and associated costs	-	-	-	-	1,059
Impairment of intangibles	1,807	-	-	1,807	12,284
Net change in fair value of contingent consideration	-	-	-	-	(4,343)
Non-GAAP operating income	$3,536	$2,902	$5,568	$11,707	$8,746

GAAP net loss	$(7,137)	$(4,197)	$(6,599)	$(13,844)	$(42,056)
Amortization of purchased intangible assets and inventory step-up cost	3,396	3,401	4,232	10,163	12,123
Provision for dispute	-	2,500	-	2,500	-
Restructuring charges and other non-GAAP exit costs, net	2,668	2,056	3,470	6,361	10,436
Stock-based compensation	1,042	1,452	4,222	4,431	10,949
Merger and acquisition costs	-	43	189	711	7,867
Accruals for legal settlement and associated costs	1,498	(1,299)	-	199	-
Deferred revenue write-down and associated costs	-	-	-	-	1,059
Impairment Charges	1,807	-	28	1,807	12,312
Net change in fair value of contingent consideration	-	-	-	-	(4,343)
Net loss attributable to noncontrolling interest	-	-	-	-	(37)
Income tax effects	125	(1,188)	(127)	(1,083)	461
Non-GAAP net income attributable to Exar	$3,399	$2,768	$5,415	$11,245	$8,771

GAAP net loss per share
Basic	$(0.15)	$(0.09)	$(0.14)	$(0.29)	$(0.89)
Diluted	$(0.15)	$(0.09)	$(0.14)	$(0.29)	$(0.89)

Non-GAAP net income per share
Basic	$0.07	$0.06	$0.11	$0.23	$0.19
Diluted	$0.07	$0.06	$0.11	$0.23	$0.18

Shares used in the computation of Non-GAAP net income per share:
Basic	48,386	48,121	47,119	48,146	47,165
Diluted	49,064	49,172	49,180	49,512	49,646

Net cash provided (used) by operations	$1,081	$(1,539)	$(5,914)	$1,104	$(16,011)
Less purchases of fixed assets and IP	(387)	(462)	(1,791)	(954)	(2,447)
Free cash flow	$694	$(2,001)	$(7,705)	$150	$(18,458)

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